CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): March 7, 2006


                          ICON LEASING FUND ELEVEN, LLC
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               (Exact Name of Registrant as Specified in Charter)


        Delaware              333-121790                20-1979428
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      (State of             (Commission                 (IRS Employer
   Incorporation)           File Number)             Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01         Completion of Acquisition or Disposition of Assets

     On March 7, 2006, ICON Leasing Fund Eleven, LLC ("Fund Eleven") completed the acquisition of substantially all of the equipment leasing portfolio (the "Leasing Portfolio") of Clearlink Capital Corporation, a financial services provider based in Mississauga, Ontario, Canada ("Clearlink").

     Clearlink was established in 1984. Based in Mississauga, Ontario, Canada, Clearlink was a financial services company that focused on providing lease financing for companies seeking to acquire technology related equipment. Clearlink had access to a full range of asset acquisition, configuration and installation services in addition to offering asset management solutions including, administrative reporting and efficiency and performance monitoring. Clearlink operated throughout North America.

     The Leasing Portfolio is comprised mainly of information technology and technology-related equipment, including personal computers and client/server equipment that perform business-related functions such as database inquiries. Fund Eleven acquired the Leasing Portfolio, which has an original equipment cost of approximately CDN$235,000,000, for approximately CDN$166,000,000 in cash and the assumption of non-recourse debt and other obligations related thereto, which amount includes a further asset sale of approximately CDN$24,000,000 that Clearlink has, subject to certain events, committed to complete and is subject to a post-closing adjustment, if any, based on a final review of the composition of the Leasing Portfolio. As of February 28, 2006, the Leasing Portfolio consisted of approximately 1,100 equipment schedules originated by Clearlink with predominantly large, investment grade lessees.


ITEM 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

     Pursuant to Item 9.01(b)(2) and Item 9.01(a)(4), Fund Eleven will provide the required pro forma financial information relative to the acquisition not later than seventy-one (71) calendar days after the due date of this current report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ICON LEASING FUND ELEVEN, LLC
                                         By:  ICON CAPITAL CORP., its Manager


Dated:  March 9, 2006                    By:/s/ Thomas W. Martin
                                           ---------------------
                                          Thomas W. Martin
                                          Executive Vice President